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                                                                   EXHIBIT 10.37


                               FIFTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


         THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT ("Fifth Amendment") made and delivered as of September 30, 2002, by and between SUPERIOR CONSULTANT HOLDINGS CORPORATION (the "Company"), and COMERICA BANK (the "Bank").

                                   WITNESSETH

         WHEREAS, the Company and the Bank have previously entered into a certain Amended and Restated Credit Agreement dated as of September 12, 2000, as amended by four Amendments (as amended, the "Credit Agreement"); and

         WHEREAS, the Bank and the Company desire to amend the Credit Agreement to modify certain provisions of the Credit Agreement; and

         NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, the Company and the Bank agree as follows:

         1. Company violated the provisions of Section 7.4 of the Agreement for certain periods ended on or prior to October 31, 2002. Bank hereby waives such covenant violations for any period ended on or prior to October 31, 2002. This waiver shall not act as a consent or waiver of any other transaction, act or omission, whether related or unrelated thereto, including any noncompliance with such covenant for any period other than a period ended on or prior to October 31, 2002. This waiver shall not extend to or affect any obligation, covenant, agreement or default not expressly waived hereby.

         2. Section 7.1 of the Agreement is amended to add the following subsection (h) and the period after subsection (g) is changed to a semi-colon:

                  "(b) together with the financial statements provided to the Bank under Section 7.1(b), a statement of Company's cash balances in form acceptable to Bank."

         3. Section 7.4 is amended to read in its entirety as follows:

                  "Maintain as of the end of each fiscal quarter, earnings from operations (earnings prior to interest income and interest expense, gains on sale of assets or securities and all other extraordinary gains determined on a consolidated basis, but excluding ComTrust, plus an amount, but in no event to exceed $3,000,000, equal to non-cash operating charges taken by Company on or prior to December 31, 2002 related to the vacating and subsequent subleasing of the Georgia based Solutions Center, and determined on a cumulative basis for the period beginning July 1, 2002 and ending on the applicable date of determination of not less than the following amount for the fiscal quarter specified below:

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--------------------------------------------------------------------------------
                 Quarter Ending                           Amount
                 --------------                           ------

                December 31, 2002                       ($1,500,000)
--------------------------------------------------------------------------------


         4. Interest on the obligations of Company to Bank shall continue to accrue at the Applicable Interest Rate, provided, however, that Company may not elect or convert to the Eurodollar-based Rate for future advances, if any, by Bank. Accrued interest shall be due and payable on the first Business Day of each and every month, effective as of the date of this Fifth Amendment, and upon the occurrence of a default or Event of Default under the terms of the Credit Agreement, as amended under this Fifth Amendment, then the obligations of Company to Bank shall accrue interest at the rate otherwise provided in this paragraph plus three percentage points (3.0%).

         5. The Revolving Credit Maturity Date shall mean April 15, 2003.

         6. The Company hereby represents and warrants that, after giving effect to the amendments and waiver contained herein, (a) execution, delivery and performance of this Fifth Amendment and any other documents and instruments required under this Fifth Amendment or the Credit Agreement are within Company's corporate powers, have been duly authorized, are not in contravention of law or the terms of Company's Articles of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency, or authority; and this Fifth Amendment and any other documents and instruments required under this Fifth Amendment or the Credit Agreement, will be valid and binding in accordance with their terms; (b) the continuing representations and warranties of the Company set forth in Sections 6.1 through 6.17 of the Credit Agreement are, taking into account all waivers and consents heretofore given by the Bank to the Company, true and correct on and as of the date hereof with the same force and effect as made on and as of the date hereof; and (c) no event of default, or condition or event which, with the giving of notice or the running of time, or both, would constitute an event of default under the Credit Agreement, has occurred and is continuing as of the date hereof.

         7. This Fifth Amendment shall be effective upon (a) execution hereof by Company and Bank, (b) execution and delivery to Bank by the Guarantors of a Reaffirmation of Guaranty in form acceptable to the Bank, (c) payment by Company to Bank of a non-refundable amendment fee in the amount of $10,000, and (d) receipt by Bank of evidence satisfactory to Bank that the Company has transferred an additional $2,000,000 to its account maintained at Comerica Securities.

         8. Except as expressly amended herein, the Credit Agreement shall remain in full force and effect, and the Company hereby ratifies, confirms, and agrees to be bound by the terms of the Credit Agreement as amended hereby.


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         IN WITNESS WHEREOF, the Company and the Bank have caused this Fifth
Amendment to be executed by their duly authorized officials as of the day and year first written above.


                                            SUPERIOR CONSULTANT HOLDINGS
                                            CORPORATION



                                            By:  /s/ Richard R. Sorensen
                                               ---------------------------------


                                            Its:     CFO
                                                --------------------------------



                                            COMERICA BANK



                                            By: /s/ Norman L. Bird
                                               ---------------------------------


                                            Its: Vice President
                                                --------------------------------


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


                           REAFFIRMATION OF GUARANTY


         The undersigned previously executed and delivered to Comerica Bank a Guaranty dated April 27, 2000 with respect to the obligations and liabilities of Superior Consultant Holdings Corporation ("Borrower") to Comerica Bank. The undersigned acknowledge the Fifth Amendment dated as of September 30, 2002 to the Amended and Restated Credit Agreement dated as of September 12, 2000 between Borrower and Comerica Bank, as amended. The undersigned hereby acknowledge and agree that the Guaranty remains in full force and effect in accordance with its terms, and that the undersigned have no defense or setoff to their respective obligations under the Guaranty.



Dated:  December 26, 2002

                                            SUPERIOR CONSULTANT COMPANY, INC.



                                            By:  /s/ Richard R. Sorensen
                                               ---------------------------------


                                            Its:     CFO
                                                --------------------------------


                                            SUPERIOR VENTURE PARTNER, INC.



                                            By:  /s/ Richard R. Sorensen
                                               ---------------------------------


                                            Its:     CFO
                                                --------------------------------


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